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Exhibit 10.59

MRS. FIELDS' COMPANIES, INC.
(f/k/a Mrs. Fields Famous Brands, Inc.)

DIRECTOR STOCK OPTION PLAN

1.    Purpose.

        The purpose of the MRS. FIELDS' COMPANIES, INC. Director Stock Option Plan (the "Plan") is to align the interests of outside directors of MRS. FIELDS' COMPANIES, INC., a Delaware corporation (the "Company"), and its subsidiaries, with those of the stockholders of the Company; and to attract, motivate and retain as directors the best available individuals.

2.    Definitions.

        The following terms, as used herein, shall have the following meanings:

          (a)   "Award" shall mean any Option granted pursuant to the Plan.

          (b)   "Award Agreement" shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Award.

          (c)   "Board" shall mean the Board of Directors of the Company.

          (d)   "Capricorn" shall mean, collectively, Capricorn Investors II, L.P., a Delaware limited partnership, and Capricorn Investors III, L.P., a Delaware limited partnership, together with any affiliated persons.

          (e)   "Change of Control" shall mean the earliest to occur of (i) a transaction in which Capricorn's equity investment in the Company is reduced (including through the operation of a merger in which the Company is not the surviving corporation and the Common Stock is converted into the right to receive cash or other property) such that Capricorn is no longer the largest equity investor in the Company or (ii) a sale by the Company of all or substantially all of its assets.

          (f)    "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

          (g)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (h)   "Committee" shall mean a committee of the Board which administers the Plan as provided herein.

          (i)    "Company" shall have the meaning set forth in Section 1 hereof.

          (j)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (k)   "Initial Public Offering" shall mean a public offering of Common Stock pursuant to a registration statement under the Securities Act.

          (l)    "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase shares of Common Stock. Options granted hereunder shall not qualify as "incentive stock options" within the meaning of Section 422 of the Code.

          (m)  "Participant" shall mean a director of the Company who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

          (n)   "Plan" shall have the meaning set forth in Section 1 hereof.

          (o)   "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (p)   "Time Vested Option" shall mean an Option that will vest 25% per year on the anniversaries of the date as of which it was awarded and will vest in full upon the occurrence of a Change of Control.

3.    Administration.

        The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to take the following actions: to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions and restrictions relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, adjusted, forfeited, exchanged, or surrendered or accelerated or an Option or Options may be repriced to a lower exercise price; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan. From and after the Initial Public Offering, the Committee shall consist of two or more persons who are intended to be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

4.    Eligibility.

        Awards may be granted to outside directors of the Company and its subsidiaries in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take in to account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.    Stock Subject to the Plan.

          (a)    Number of Shares.    The maximum number of shares of Common Stock reserved for issuance pursuant to the Plan shall be 50,000. All such shares of Common Stock shall be subject to equitable adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

          (b)    Equitable Adjustment.    In the event that an extraordinary transaction or other event or circumstance affecting the Common Stock shall occur, including, but not limited to, any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to causing changes or adjustments to any or all of (i) the number and kind of shares of stock or other securities or property which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of stock or other securities or property issued or issuable in respect of outstanding Awards, (iii) the exercise price relating to any Award, and (iv) any performance criteria relating to any Award.

6.    Stock Options.

        Each Option granted pursuant to this Section shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms an conditions, as applicable. Each Option shall be a Time-Vested Option.

          (a)    Stock Options.

            (1)    Number of Shares.    Each Award Agreement shall state the number of shares of Common Stock to which the Option relates.

            (2)    Option Exercise Price.    Each Award Agreement shall state the Option exercise price. The Option exercise price shall be subject to adjustment as provided in Section 5 hereof. Unless otherwise expressly stated in the Committee resolution expressly granting an Option, the date as of which the Committee adopts the resolution expressly granting an Option shall be considered the day on which such Option is granted.

            (3)    Method and Time of Payment.    The Option exercise price shall be paid in full, at the time of exercise, in cash, in shares of Common Stock having a fair market value (determined by the Committee) equal to such Option exercise price, in a combination of cash and Common Stock (or other consideration deemed acceptable by the Committee) or, in the sole discretion of the Committee, through a cashless exercise procedure.

            (4)    Term and Exercisability of Options.    Each Award Agreement shall provide that each Option shall become exercisable in accordance with its characterization as a Time-Vested Option; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option, or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(5) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Option exercise price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of the Company receives both the notification and such payment.

            (5)    Termination.    If a Participant's status as a director of the Company or a subsidiary terminates, the Committee will have the exclusive authority to determine if and for how long, and under what conditions, such Option may be exercised after such termination; provided, however, that the Committee may not shorten any exercise period set forth in an Award Agreement, and provided, further, that in no event will an Option continue to be exercisable beyond the expiration date of such Option.

            (6)    Non-transferability of Common Stock.    Each Award Agreement shall provide that prior to an Initial Public Offering, the Participant shall execute a stockholders agreement prior to being granted any Option hereunder with respect to the shares of Common Stock to which such Option relates, in such form and containing such terms and conditions as the Committee shall from time to time approve, including without limitation, any restrictions on the transferability of such shares.

7.    General Provisions.

          (a)    Compliance with Legal Requirements.    The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

          (b)    Non-transferability.    Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or, if then permitted by Rule 16b-3 under the Exchange Act, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

          (c)    No Right to Continued Service.    Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a director of the Company or any of its subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or its shareholders to terminate such Participant's status as a director.

          (d)    Withholding Taxes.    Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of a certificate or certificates representing such shares.

        Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods:(a) tendering a cash payment or (b) delivering to the Company previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate fair market value, determined by the Committee as of the date the withholding tax obligation arises, equal to the amount of the total withholding tax obligation.

          (e)    Amendment and Termination of the Plan.    The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable law or in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, subject to the other provisions of the Plan, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate on August 1, 2012. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

          (f)    Participant Rights.    No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of stock covered by any Award until the date of the issuance of a certificate to him for such shares.

          (g)    Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (h)    Fractional Shares.    Fractional shares of Common Stock may be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares.

          (i)    Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

          (j)    Effective Date.    The Plan shall become effective on August 1, 2002.

          (k)    Beneficiary.    A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

          (l)    Interpretation.    The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act.

        Adopted by Resolution of the Board of Directors of the Company dated July 31, 2002 (as part of a duly-convened Board meeting).

STOCK OPTION AWARD AGREEMENT
MRS. FIELDS' COMPANIES, INC.
(f/k/a Mrs. Fields Famous Brands, Inc.)
DIRECTOR STOCK OPTION PLAN

        STOCK OPTION AWARD AGREEMENT made this    day of [                        ], 200  , between MRS. FIELDS' COMPANIES, INC., a Delaware corporation (the "Company"), and [Name of Director] (the "Optionee"). Capitalized terms used but not defined herein shall have the same meaning as in the Plan, unless otherwise indicated.

W I T N E S S E T H:

        WHEREAS, the Company has adopted the MRS. FIELDS FAMOUS BRANDS, INC. Director Stock Option Plan (the "Plan") to attract, motivate and retain the best available directors of the Company and its subsidiaries and to increase their interest in the success of the Company; and

        WHEREAS, the Optionee has been designated pursuant to Section 4 of the Plan as a Participant in the Plan.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto hereby agree as follows:

          1.    Grant of Option.    Pursuant to the provisions of the Plan, the Company grants to the Optionee, subject to the terms and conditions of the Plan, which are incorporated in full herein by reference, and subject further to the terms and conditions herein set forth, Options to purchase from the Company all or any part of an aggregate of [Insert Number] shares of Common Stock (the "Options") at the purchase price(s) (the "Option Price") as set forth on Schedule A hereto. The Options shall be exercisable as hereinafter provided.

          2.    Vesting.    The Options shall be deemed to have been granted as of the date(s) set forth on Schedule A hereto for purposes of the relevant vesting criteria and shall vest and become exercisable as provided in the Plan.

          3.    Option Price.    The Option Price per share of Common Stock issuable to the Options shall equal the price(s) set forth on Schedule A hereto, subject to equitable adjustment as provided in the Plan.

          4.    Termination of Status as Director.    If the Optionee's, status as a director of the Company is terminated, all Options not yet vested shall immediately terminate, all Options which have vested on or before the date of termination shall remain outstanding for 60 days following such date of termination (but in no event beyond                        ) and, immediately thereafter, shall terminate (without any action on the part of the Company).

          5.    Purchase of Common Stock.

            (a)    Notice.    The Optionee may exercise all or any portion of the Option by giving written notice to the Company. The date of exercise of the Option with respect to the shares of Common Stock specified in the notice shall be the date on which the Company receives the written notice from such Optionee.

            (b)    Payment and Other Conditions.    Prior to the delivery to the Optionee of any stock certificates evidencing shares of Common Stock in respect of which the Options shall have been exercised, (i) the Optionee shall have paid to the Company the Option Price of all shares of Common Stock purchased pursuant to such exercise of the Options and an amount equal to federal, state and local taxes, if any, required to be withheld as a result of such exercise as provided in the Plan and (ii) the Optionee shall have executed and delivered a stockholders agreement on the date hereof.

          6.    Registration of Shares of Common Stock and Limitations on Exercisability.

            (a)   Notwithstanding anything contained herein to the contrary, the Options shall not be exercisable, no transfer of shares of Common Stock may be made to the Optionee, and any attempt to exercise the Options or to transfer any shares of Common Stock to the Optionee shall be void and of no effect, unless and until (i) a registration statement under the Securities Act has been duly filed and declared effective pertaining to the shares of Common Stock subject to the Options, and the shares of Common Stock subject to the Options have been duly qualified under applicable state securities or blue sky laws or (ii) the Committee, in its sole discretion, determines in good faith, or the Optionee, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

          7.    No Restriction on Right of the Company to Effect Corporate Changes.    Neither the Plan, this Stock Option Agreement nor the Options shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

          8.    Optionee Bound by Plan.    The Optionee hereby acknowledges receipt of a copy of the Plan and agrees that the Optionee and any other person who may be entitled to any rights hereunder shall be bound to all the terms and conditions thereof.

          9.    Interpretation and Construction.    Subject to the express provisions of the Plan, the Committee shall have full authority to interpret and construe this Stock Option Agreement and any interpretation, construction or determination made by the Committee pursuant hereto or pursuant to the Plan shall be final and conclusive.

          10.    Headings.    The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Stock Option Award Agreement.

          11.    Construction of the Term "Optionee".    Whenever the word "Optionee" is used herein under circumstances where the provision should logically be construed to apply to the executors, the administrators, Designated Beneficiary or any other person or persons to whom the Option may be transferred by will or by the laws of descent and distribution or by reason of the death of the Optionee, the word "Optionee" shall be deemed to include such person or persons. As used herein, the term "Designated Beneficiary" shall mean the person or persons last designated as such by the Optionee as the person or persons who shall have the right to exercise the Option after the Optionee's death on a form filed by the Optionee with the Committee in accordance with such procedures as the Committee shall establish. If no such person is designated, the Designated Beneficiary shall be the Optionee's estate.

          12.    Governing Law.    This Stock Option Award Agreement and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York.

          13.    Term of Option.    The Options shall expire at the close of business at the Company's headquarters on the date(s) set forth on Schedule A hereto.

          14.    Notices.    Any notice hereunder to the Company or the Committee shall be in writing addressed to the principal executive offices of the Company, to the attention of its Secretary, and any notice hereunder to the Optionee shall be addressed to the Optionee at the address provided on the signature page hereto, subject to the designation in writing by either party of some other address.

[Remainder of Page Intentionally Left Blank.]

        IN WITNESS WHEREOF, the Company has caused this Stock Option Award Agreement to be executed by its duly authorized officers, and the Optionee has executed this Stock Option Award Agreement, both as of the date first above written.

MRS. FIELDS' COMPANIES, INC.
By:

Name:

Title:

[Name of Director]
Address:

Schedule A

Number of Options	Date of Grant	Option Price	Expiration Date

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  Exhibit 10.59
MRS. FIELDS' COMPANIES, INC. (f/k/a Mrs. Fields Famous Brands, Inc.) DIRECTOR STOCK OPTION PLAN